WARRANT CERTIFICATE NO. 4

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE ACT.

CELLTECK, INC.,

A NEVADA CORPORATION

2049 Century Park East, Suite 3670

Los Angeles, California 90067

COMMON STOCK PURCHASE WARRANT

November 12, 2012

1.           Issuance

THIS IS TO CERTIFY THAT, for value received, 590 Partners Capital, LLC (the “Holder”), shall have the right to purchase from CELLTECK, INC., a Nevada corporation (the “Corporation”), six hundred and fifty one thousand five hundred (651,500) fully paid and non-assessable shares of the Corporation’s common stock, $.0001 par value per share (the “Common Stock”), subject to further adjustment as set forth in Section 6 hereof, at any time until 5:00 P.M., Pacific time, on November 12, 2016 (the “Expiration Date”) at an exercise price of $3.00 per share (the "Exercise Price").

2.           Exercise of Warrants

(a)          Condition Precedent to Exercise. This Warrant does not vest and shall not be exercisable by Holder, under any circumstances whatsoever, until the date that a petroleum agreement, between either the Corporation, a subsidiary of the Corporation or an affiliate of the Corporation and the Ghanaian Ministry of Energy, receives Parliamentary ratification and becomes effective, pursuant to the Process for Acquiring a Block for Exploration as set forth in Exhibit A attached hereto.

(b)          Registration Rights and Lengthening of Term. If a registration statement has not been filed with the Securities and Exchange Commission and become effective with respect to the Warrant Shares, as such term is defined in Section 3 of this Warrant, within 270 days of the date first referenced above, then the Expiration Date shall be extended by one day for every day that the Warrant Shares remain unregistered after the 270th day.

(c)          Time of Exercise. The Holder shall provide the Corporation with notice that it may exercise this Warrant at least 61 days prior to the date of such exercise. Upon the expiration of this 61 day period, the Holder may exercise this Warrant pursuant to this Section 2.

Cellteck, Inc.	2
Common Stock Purchase Warrant
Warrant Certificate No. 4

(d)          Method of Exercise. So long as the condition in Section 2(a) has been satisfied, the Holder hereof may exercise this Warrant, in whole or in partial allotments, at the Exercise Price per share payable hereunder, payable at such Holder's election by cash, certified or official bank check, or wire transfer to an account designated by the Corporation. Upon surrender of this Warrant with the annexed Notice of Exercise Form attached hereto as Exhibit B duly completed and executed, together with payment of the Exercise Price for the Warrant Shares then being purchased (collectively referred to as the “Exercise Materials”), the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased, provided the 61 day period referenced in Section 2(c) of this Warrant has expired. In lieu of the issuance of any fractional share, the Corporation shall round up or down the fractional amount to the nearest whole number.

(e)          Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Shares so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding five (5) Business Days after such exercise (the “Delivery Date”) or, at the request of the Holder (provided that a registration statement under the Securities Act (as defined below) providing for the resale of the Warrant Shares being purchased is then in effect or that such Warrant Shares are otherwise exempt from registration), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) on or before the Delivery Date, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Shares so purchased as of the date of such exercise, and, unless this Warrant has been fully exercised or expired, a new warrant having the same terms as this Warrant and representing the remaining portion of such shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof as soon as possible and in any event within twenty (20) Business Days after such effective exercise.

(g)          Business Days. For the purposes of this Warrant, the term “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized or required by law to remain closed.

3.           Reservation of Shares

The Corporation hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance upon exercise of this Warrant (the “Warrant Shares”).

4.           Mutilation or Loss of Warrant

Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement reasonably satisfactory to the Corporation, or in the case of any such mutilation upon surrender and cancellation of such mutilated Warrant or stock certificate, the Corporation will issue and deliver a new warrant (containing the same terms as this Warrant) or stock certificate, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate, and any such lost, stolen, destroyed or mutilated Warrant or stock certificate shall thereupon become void.

5.           Rights of the Holder

Prior to the exercise of this Warrant, the Holder of this Warrant, as such, shall not be entitled to vote the Warrant Shares or receive dividends on or be deemed the holder of such shares, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

Cellteck, Inc.	3
Common Stock Purchase Warrant
Warrant Certificate No. 4

6.          Protection Against Dilution.

The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment to the nearest whole share (one-half and greater being rounded upward) and nearest cent (one-half cent and greater being rounded upward) from time to time upon the occurrence of certain events, as follows. Each of the adjustments provided by the subsections below shall be deemed separate adjustments and any adjustment of this Warrant pursuant to one subsection of this Section 6 shall preclude additional adjustments for the same event or transaction by the remaining subsections.

(a)          Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Corporation with or into another corporation (other than a merger with another corporation in which the Corporation is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Corporation, the Corporation, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the Holder of this Warrant a new warrant so that the Holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6(a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

(b)          Subdivision or Combination of Shares.

(i)          On October 12, 2012, pursuant to an Agreement and Plan of Merger dated July 16, 2012 (the “Merger Agreement”), the Corporation completed a merger transaction (the “Merger”). In the Merger Agreement, the Corporation agreed to implement a reverse stock split at an exchange ratio of 1-for-800 of the Corporation’s outstanding shares of Common Stock as soon as reasonably practicable following the completion of the Merger (the “Merger Reverse Split”). When this Merger Reverse Split is implemented, it shall have no effect on this Warrant. Neither the Exercise Price nor the number of Warrant Shares issuable upon exercise of this Warrant shall be increased or decreased on account of the Merger Reverse Split.

(ii)         Other than the Merger Reverse Split, while this Warrant remains outstanding and unexpired, for all other subdivisions (by stock split) or combinations (by reverse stock split) of the Corporation’s outstanding shares of capital stock of the class into which this Warrant is exercisable, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased in the case of a subdivision or decreased in the case of a combination, and in each case the nearest whole share, effective at the close of business on the date the subdivision or combination becomes effective. The provisions of this subparagraph (b)(ii) shall similarly apply to successive subdivisions or combinations of outstanding shares of capital stock into which this Warrant is exercisable.

Cellteck, Inc.	4
Common Stock Purchase Warrant
Warrant Certificate No. 4

(c)          Common Stock Dividends. If the Corporation at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Common Stock, then: (i) the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution (the “Record Date”), to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and (ii) the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately adjusted, to the nearest whole share, from and after the Record Date by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such Record Date by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution. The provisions of this subparagraph (c) shall similarly apply to successive Common Stock dividends by the Corporation.

(d)          Other Adjustments Not Expressly Provided. If, at any time or from time to time while this Warrant is outstanding any event occurs of the type contemplated by the provisions of this Section 6 but not expressly provided for by such provisions (including the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation’s Board of Directors may make an appropriate adjustment to the Exercise Price or the number of shares of Common Stock purchasable upon the exercise of this Warrant as to protect the rights of the Holder; provided that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 6. For the avoidance of doubt, while this Warrant remains outstanding and unexpired, any new issuances of the Corporation’s outstanding shares of capital stock of the class into which this Warrant is exercisable at a price lower than the Exercise Price shall not result in an increase in the number of shares of Common Stock purchasable upon the exercise of this Warrant.

7.           Outstanding Shares of the Corporation.

As of the date first written above prior to the issuance of this Warrant, assuming implementation of the Merger Reverse Split, and further assuming that the Corporation will not enter into any other transactions in which it issues capital stock of the Corporation or other securities convertible into capital stock of the Corporation prior to the Merger Reverse Split, the number of shares of Common Stock of the Corporation outstanding, on a fully-diluted basis, would not exceed forty five million (45,000,000).

8.           Notice of Adjustments

Whenever the Exercise Price or the number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 6 hereof, the Corporation shall deliver to the Holder a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment.

Cellteck, Inc.	5
Common Stock Purchase Warrant
Warrant Certificate No. 4

9.           Securities Laws

(a)          Compliance with Securities Act of 1933. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Warrant Shares (collectively, the “Securities”) are being acquired for investment and that such holder will not offer, sell, transfer or otherwise dispose of the Securities except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws. Upon exercise of this Warrant, unless the Warrant Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the Holder hereof shall confirm in writing that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Corporation. The Holder understands that this Warrant and the stock purchasable hereunder constitute “restricted securities” under federal securities laws and acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resale of this Warrant and/or the stock purchasable hereunder. The Warrant Shares (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Such legend shall be removed by the Corporation, upon the request of the Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.

(b)          Transferability of the Warrant. Subject to compliance with Section 9(c) below, which provisions are intended to ensure compliance with applicable federal and state securities laws, the Securities may be transferred by the Holder hereof, in whole or in part and from time to time.

(c)          Method of Transfer. With respect to any offer, sale, transfer or other disposition of the Securities, the Holder hereof shall, prior to such offer, sale, transfer or other disposition:

(i)          surrender this Warrant or certificate representing Warrant Shares at the principal executive offices of the Corporation or provide evidence reasonably satisfactory to the Corporation of the loss, theft or destruction of this Warrant or certificate representing Warrant Shares and an indemnity agreement reasonably satisfactory to the Corporation;

(ii)         pay any applicable transfer taxes or establish to the satisfaction of the Corporation that such taxes have been paid;

(iii) deliver a written assignment to the Corporation in substantially the form attached hereto as Exhibit C or appropriate stock power duly completed and executed prior to transfer, describing briefly the manner thereof; and

(iv)        deliver a written opinion of such Holder’s counsel, or other evidence, if reasonably requested by the Corporation, to the effect that such offer, sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of the Securities.

Cellteck, Inc.	6
Common Stock Purchase Warrant
Warrant Certificate No. 4

As soon as reasonably practicable after receiving the items set forth above, the Corporation shall notify the Holder that it may sell, transfer or otherwise dispose of the Securities, all in accordance with the terms of the notice delivered to the Corporation. If a determination has been made pursuant to this Section 9(c) that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Corporation, the Corporation shall so notify the Holder promptly with details of such determination. Notwithstanding the foregoing, the Securities may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Securities Act if the Corporation satisfied the provisions thereof and provided that the Holder shall furnish such information as the Corporation may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule 144 or an effective registration statement) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with applicable federal and state securities laws, unless in the aforesaid opinion of counsel to the Holder and to the reasonable satisfaction of the Corporation, such legend is not required in order to ensure compliance with such laws. Upon any partial transfer of this Warrant, the Corporation will issue and deliver to such new Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion transferred and will issue and deliver to the Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion not transferred as soon as possible and in any event within twenty (20) Business Days after such transfer. In addition, the Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Corporation may refuse to register any sale or transfer not in compliance with such other securities legislation.

10.          Payment of Taxes

The Corporation shall pay any and all issue and other taxes payable in respect of any issue or delivery of Common Stock upon the exercise of this Warrant that may be imposed under the laws of the United States or by any state, political subdivision or taxing authority of the United States; provided, however, that the Corporation shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Common Stock in a name other than that of the registered Holder of such Warrant, and no such issue or delivery shall be made unless and until the person or entity requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

11.          Notices and Payments

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) personal delivery or telecopy, (b) one (1) Business Day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto or (c) four (4) Business Days following the date of deposit in the United States mails, first-class postage prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

CORPORATION:	CELLTECK, INC.
Attention: Nikolas Konstant
2049 Century Park East, Suite 3670
Los Angeles, CA 90067
Tel: (310) 552-1555
Fax: (424) 288-5650

with a copy to:	Baker & Hostetler LLP
Attention: Jeffrey P. Berg
12100 Wilshire Blvd. 15th Floor
Los Angeles, CA 90049
Tel: (310) 442-8850
Fax: (310) 820-8859

HOLDER:	590 Partners Capital, LLC
c/o GEM
22287 Mulholland Drive
Suite 265
Calabas, California 91302

Cellteck, Inc.	7
Common Stock Purchase Warrant
Warrant Certificate No. 4

with a copy to:	Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Telephone Number: (212) 715-9100
Fax: (212) 715-8000
Attention: Christopher S. Auguste, Esq.

12.          Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be made and performed entirely within the State of Nevada.

13.          Modification and Waiver; Effect of Amendment or Waiver

This Warrant and any provision hereof may be modified, amended, waived, discharged or terminated only by an instrument in writing, designated as an amendment to this Warrant and executed by a duly authorized officer of the Corporation and the Holder of this Warrant. Any waiver or amendment effected in accordance with this Section 13 shall be binding upon the Holder, each future holder of this Warrant or of any shares purchased under this Warrant (including securities into which such shares have been converted) and the Corporation.

14.          Binding Effect on Successors

This Warrant shall be binding upon any corporation succeeding the Corporation in case of the consolidation, merger or amalgamation of the Corporation with or into any other corporation, and all of the obligations of the Corporation relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of the Holder hereof. The Corporation will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the Holder in respect of any rights to which the Holder shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, however, that the failure of the Holder to make any such request shall not affect the continuing obligations of the Corporation to the Holder in respect of such rights.

15.           No Impairment

The Corporation will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Corporation, but will at all times in good faith assist in carrying out all the provisions of this Warrant and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

16.          Descriptive Headings

The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

Cellteck, Inc.	8
Common Stock Purchase Warrant
Warrant Certificate No. 4

17.         Entire Agreement

This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

18.         Severability

In the event that any one or more of the provisions contained in this Warrant shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision(s) shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Warrant and such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, which shall remain in full force and effect.

19.         Counterparts

This Warrant may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

Cellteck, Inc.	9
Common Stock Purchase Warrant
Warrant Certificate No. 4

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and delivered by its duly authorized officer.

CELLTECK, INC.

by its authorized signatory:

/s/ Nikolas Konstant
Nikolas Konstant
Chairman of the Board

EXHIBIT A

MINISTRY OF ENERGY

PROCESS FOR ACQUIRING A BLOCK FOR EXPLORATION

Ministry of Energy (MoEn)
Receipt of letter of interest (addressed to Hon. Minister) to acquire exploration block. MoEn notifies GNPC of the receipt of interest
Applicant is then invited to make presentation of the company
Applicant is advised (with a letter) to formerly request for an appointment to visit GNPC. (Applicant must present this letter to GNPC before appointment is granted)
1
GNPC
Applicant schedules appointment and inspects data on available blocks/contract area at GNPC's data room (minimum of 2 weeks notice). Applicant licenses data for evaluation
2
Applicant
Identifies available block of interest and picks up application forms at the MoEn
3
APPLICATION SUBMISSION REQUIREMENT
4 hardcopies and 2 softcopies (in pdf format) including maps, spreadsheet or any other data
4
MINISTRY OF ENERGY
Receives application with a non-refundable application fee of US$10,000 by Bankers Draft
5
MINISTRY OF ENERGY
1. Acknowledges receipt of application
2. Two copies of application is sent to GNPC for review and evaluation
6
GNPC
1. Reviews and evaluates application.
2. Send evaluation report with outcome of evaluation and recommendation to the Hon. Minister's consideration
7
Hon. Minister
Decision is taken on the application and advises the Applicant accordingly
8
Minister sets up Govt. Negotiation Team (MoEN, GNPC, AG's Dept, MoFEP, EPA, IRS)
Negotiate a Petroleum Agreement with the applicant if application is considered successful and sign MOU on terms agreed
9
MoEn, GNPC & Applicant
SIGNING OF DRAFT PETROLEUM AGREEMENT following a successful negotiation
10
Cabinet
Draft Petroleum Agreement sent for CABINET Approval by Minister
11
Parliament
Cabinet approved draft Petroleum Agreement sent for PARLIAMENTARY Ratification
12
Ratification
The Petroleum Agreement becomes Effective on date of Ratification

Cellteck, Inc.	2
Common Stock Purchase Warrant
Warrant Certificate No. 4

EXHIBIT B

NOTICE OF EXERCISE

TO: CELLTECK, INC. (the “Corporation”)

1.     The undersigned hereby:

☐	elects to purchase __________ shares of Common Stock of the Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full. The undersigned intends the payment of the purchase price shall be made as (check one):

Cash Exercise_______

If the undersigned has elected a Cash Exercise, the undersigned shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Corporation in accordance with the terms of the Warrant.

2.     Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

_________________________________________

(Name)

_________________________________________

(Address)

_________________________________________

(City, State)

3.     The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws, and that the undersigned is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

(Date)

(Signature)

NOTICE: Signature must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange if shares of capital stock are to be issued, or securities are to be delivered, other than to or in the name of the registered holder of this Warrant. In addition, signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

EXHIBIT C

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto _______________________ whose address is _______________________________________ and whose taxpayer identification number is _________________ the undersigned’s right, title and interest in and to the Warrant issued by Cellteck, Inc., a Nevada corporation (the “Corporation”) to purchase _______ shares of the Corporation’s Common Stock, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer said Warrant on the books of the Corporation with full power of substitution in the premises.

In connection with such sale, assignment, transfer or other disposition of this Warrant, the undersigned hereby confirms that:

☐	such sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of this Warrant or the shares of capital stock of the Corporation issuable thereunder and has attached hereto a written opinion of the undersigned’s counsel to that effect; or

☐	such sale, transfer or other disposition has been registered under the Securities Act of 1933, as amended, and registered and/or qualified under all applicable state securities laws.

(Date)

(Signature)

NOTICE: Signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.